Risk Management	12 Months Ended
Feb. 28, 2025
Risk Management [Abstract]
RISK MANAGEMENT

29. RISK MANAGEMENT

The Directors have overall responsibility for the establishment in oversight of the Group’s risk management framework. The Directors have established the Audit and risk committee which is responsible for developing and monitoring the Group’s risk management policies. The committee reports regularly to the Directors on its activities.

The Group’s risk management policies are established to identify and analyze the risk faced by the Group, to set appropriate risk limits, implement controls to enforce limits to monitor risk and adherence to limits.

The committee is assisted in its oversight role by internal audit. Internal audit reviews risk and management controls and procedures, the results of which are reported to the committee.

29.1 Capital management

The Group’s policy is to maintain a strong capital base so as to maintain investor, creditor and market confidence and to sustain future development of the business. Management monitors return of capital, as well as the level of dividends to shareholders.

The capital structure of the Group consists of debt, which includes the borrowings and lease obligations disclosed in Note 15 and 16 respectively, cash and cash equivalents and bank overdraft disclosed in Note 13, and equity as disclosed in the consolidated statement of financial position.

There were no changes in the Group’s approach to the capital management during the financial year.

In order to maintain or adjust the capital structure, the Group may adjust the amounts of dividends paid to shareholders, return capital to shareholders, issue new shares or sell assets to reduce debt.

29.2 Financial risk management

The Group has exposure to the following risks arising from financial instruments: credit risk, liquidity risk, currency and interest rate risk.

29.2 (a) Credit risk

Credit risk is the risk of financial loss to the Group if a customer or financial institution where deposits are held fail to meet the contractual obligations, and arises principally from the Group’s receivables from customers, cash deposits and cash equivalents.

Credit risk is managed by each subsidiary subject to the Group’s established policy and procedure. The Group has a general credit policy of only dealing with credit worthy customers. A significant element of its individual customers is on debit-order payment method to assess credit risk.

Trade receivables comprise a widespread customer base. Management evaluates credit risk relating to customers on an ongoing basis. If customers are independently rated, these ratings are used. Otherwise, if there is no independent rating, risk control assesses the credit quality of the customer, taking into account its financial position, past experience and other factors. Individual risk limits are set based on internal or external ratings in accordance with limits set by the Directors. The utilization of credit limits is regularly monitored. The Group does not have any significant credit risk exposure to any single customer or any Group of customers having similar characteristics.

There has been no change in credit risk estimation techniques since the last financial year. The carrying amounts of financial assets represent the maximum credit exposure. Expected credit losses on financial assets recognized in profit or loss were as follows:

	Year ended February 28/29
Figures in Rand thousands	2025	2024	2023

Expected credit loss provision on trade receivables arising from contracts with customers	114,555	109,422	87,541

Trade receivables

The Group’s exposure to credit risk is influenced mainly by the individual characteristics of each customer. However, management also considers the factors that may influence the credit risk of its customer base, including the default risk associated with the country in which the customer operates. Details of concentration of revenue are included in Note 19.

Expected credit loss assessment process followed in the current financial year

An impairment analysis is performed at each reporting date using a provision matrix to measure expected credit losses.

The provision rates are based on days since invoicing date for various groupings of various customer segments with similar loss patterns.

The calculation reflects the probability-weighted outcome and reasonable and supportable information that is available at the reporting date about past events, current conditions and forecasts of future conditions.

The following table provides information about the expected credit loss rate for trade receivables by ageing category:

Figures in Rand thousands	Expected credit loss rate	Gross carrying amount	Impairment loss allowance

At February 28, 2025
Since invoicing	6%	229,073	13,546
1 month since invoicing date	12%	82,721	10,302
2 months since invoicing date	23%	38,484	8,998
3 months since invoicing date	55%	322,461	178,060
Total	31%	672,739	210,906

At February 29, 2024
Since invoicing	6%	201,762	12,844
1 month since invoicing date	14%	64,098	8,988
2 months since invoicing date	22%	39,487	8,627
3 months since invoicing date	54%	248,760	134,781
Total	30%	554,107	165,240

Cash and cash equivalents

The Group held cash and cash equivalents of ZAR 643.3 million as at February 28, 2025 (2024: ZAR 459.5 million) and short term deposits amounting to ZAR 399.5 million as at February 28, 2025 (2024: ZAR 485.7 million). The amounts are held with major banks and financial institutions which are rated and regulated in each country. Management believes that these financial institutions are of high credit quality and continually monitors the credit worthiness of these financial institutions. None of the bank’s holding deposits show financial strain. Impairment on cash and cash equivalents at bank and short term deposits has been measured on a 12-month expected loss and reflect the short maturity of the exposures. The Group considers that its cash and cash equivalents at bank and short term deposits have low credit risk and the amount of the allowance to be insignificant.

29.2 (b) Liquidity risk

The Group manages liquidity risk through an ongoing review of future commitments and ensures that there is adequate funding available in terms of cash reserves and committed funding facilities.

Cash flow forecasts are prepared and available borrowing facilities are monitored on an ongoing basis.

Exposure to liquidity risk

The table below analyzes the Group’s financial liabilities into relevant maturity groupings based on the remaining period at the statement of financial position to the contractual maturity date. The amounts disclosed in the table are the contractual undiscounted cash flows and includes contractual interest payments.

Figures in Rand thousands	Less than 1 year	2 years	3 years	4 years	>5 years	Total

At February 28, 2025
Term loans	306,556	6,355	6,355	6,289	16,414	341,969
Lease obligations	84,398	69,922	46,061	16,821	788	217,990
Trade and other payables	414,147	-	-	-	-	414,147
Loan from a related party	138	-	-	-	-	138
Bank overdraft	205,299	-	-	-	-	205,299

At February 29, 2024
Term loans	11,313	45,089	-	-	-	56,402
Lease obligations	74,161	63,876	34,842	31,868	15,033	219,780
Trade and other payables	398,153	-	-	-	-	398,153
Loan from a related party	924	-	-	-	-	924
Bank overdraft	23,362	-	-	-	-	23,362

29.2 (c) Currency risk

The Group is exposed to currency risk to the extent that sales, purchases, and borrowings of the foreign operations are denominated in a currency other than the respective functional currencies of Group companies. The functional currencies of Group companies are primarily the ZAR, USD, Euro (EUR), Mozambican metical (MZN), the Singapore dollar (SGD) and Polish zloty (PLN).

The Group does not apply hedge accounting.

Exposure to currency risk

The summarized quantitative data about the Group’s exposure to currency risk of the Group is as follows:

Figures in Rand thousands	USD	EUR	SGD

At February 28, 2025
Trade and other receivables	55,354	34,535	50,212
Cash and cash equivalents	825,778	16,614	16,561
Trade and other payables	(4,334)	(36,366)	(34,472)
	876,798	14,783	32,301

At February 29, 2024
Trade and other receivables	326,060	5,213	1,306
Loan from a related party	127,802	86,824	-
Loans to related parties	(236,878)	-	(20,869)
Cash and cash equivalents	70,015	2,590	1,868
Trade and other payables	(230,793)	(5,318)	(15,639)
	56,206	89,309	(33,334)

Sensitivity analysis

A strengthening/weakening of the ZAR against the USD, EUR and SGD, at year-end would have impacted the measurement of financial instruments denominated in a foreign currency, equity and profit or loss by the amounts shown below. The analysis assumes that all other variables remain constant. A factor change of 10% has been applied to the exchange rates.

Figures in Rand thousands	Strengthening of ZAR	Weakening of ZAR

February 28, 2025
USD	(87,680)	87,680
EUR	(1,478)	1,478
SGD	(3,230)	3,230
	(92,388)	92,388

February 29, 2024
USD	(5,621)	5,621
EUR	(8,931)	8,931
SGD	3,333	(3,333)
	(11,219)	11,219

29.2 (d) Interest rate risk

Interest rate risk is the risk that the fair value of future cash flows of a financial instrument will fluctuate because of changes in market interest rates. The Group’s exposure to interest rate risk relates primarily to the Group’s loan obligations with variable interest rates as follow:

●	The term loan granted by Standard Bank of South Africa Limited in June 2024 bears interest at a rate equivalent to the prime rate less 1.5%.

●	The mortgaged bond with First National Bank attracts interest at a rate of prime rate less 1.15% p.a.

●	The term loan with Banco Comercial Português, S.A attracts interest at a rate of 0.75% p.a plus 6-months EURIBOR.

●	The bank overdraft facility with Capitec Bank Limited, previously Mercantile Bank (“Capitec Bank”) attracts interest at Capitec Bank’s prime lending rate, which as at the date of this annual report was 10.75% p.a.

●	The term loan with Caixa Geral Depositos de S.A attracts interest at a rate of 3% p.a plus 12-month Euro Interbank Offered Rate (“EURIBOR”). The reform of EURIBOR was completed and as a result it can continue to be used as a reference rate. The term loan was fully repaid on January 18, 2024.

●	During the financial year ended February 2024, the Group utilized the term loan facility with Standard Bank of South Africa Limited and attracted interest at a rate of 2.05% plus 3-month Johannesburg Interbank Average Rate (“JIBAR”). The facility was repaid on February 26, 2024.

No financial instruments were entered into to mitigate the risk of interest rate movements.

Interest rate sensitivity

The following table illustrates the effects on Group’s earnings and equity, all other factors remaining constant. A factor of 1% has been applied to the interest rates:

	As of February 28/29
Figures in Rand thousands	2025	2024

Effect on profit before tax (1% increase)	(5,203)	(479)
Effect on profit before tax (1% decrease)	5,203	479